FIRST AMENDMENT TO

AMENDED AND RESTATED

EMPLOYMENT AGREEMENT

This First Amendment (the or this “Amendment”) to the Amended and Restated Employment Agreement by and between Imprimis Pharmaceuticals, Inc. (the “Company”), a Delaware corporation, and Mark Baum (the “Executive”), is entered into as of July 31, 2015. Unless otherwise specified, capitalized terms not defined herein have the meaning set forth in the Employment Agreement (as defined below).

RECITALS

WHEREAS, the parties previously entered into that certain Amended and Restated Employment Agreement effective as of May 2, 2013 (the “Employment Agreement”); and

WHEREAS, the parties wish to amend certain provisions of the Employment Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree to amend the Employment Agreement as follows:

AGREEMENT

1. Duties and Responsibilities. The third sentence of Section 2 of the Employment Agreement is hereby amended in its entirety to read as follows:

“In addition, it is contemplated that at all times during the effectiveness of this Agreement, Executive shall be nominated for election to the Board by the stockholders of the Company so that he may continue to serve as a director of the Company in accordance with the Company’s governing instruments.”

2. Business Development Performance Stock Options. Section 3(f) of the Employment Agreement is hereby deleted in its entirety.

3. Miscellaneous. Except as expressly modified herein, all terms, conditions and provisions of the Employment Agreement shall continue in full force and effect. In the event of any inconsistency or conflict between the Employment Agreement and the Amendment, the terms, conditions and provisions of the Amendment shall govern and control. This Amendment and the Employment Agreement constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Employment Agreement and this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives, effective as of the first date written above.

COMPANY:	EXECUTIVE:

IMPRIMIS PHARMACEUTICALS, INC.	MARK BAUM

/s/ Andrew R. Boll	/s/ Mark L. Baum
Name	Name: Mark L. Baum

Chief Financial Officer	7/31/2015
Title	Date

7/31/2015
Date

[Signature Page to First Amendment to Amended and Restated Employment Agreement]